Exhibit 99.2

           LINCOLNWAY ENERGY UNIT HOLDER INFORMATIONAL MEETING  DECEMBER 18, 2019

   This presentation may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” should,” “believe,” “expect,” “anticipate,” “project,” “estimate,” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance andinvolve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. Specifically the Company’s statements regarding: (i) its ability to implement a strategic long-term plan ; (ii) its ability to reduce operating costs, including general and administrative expenses; (iii) its ability to improve its balance sheet and cash flows; (iv) its ability to stabilize and produce consistent and reliable cash flows; and (v) its ability to manage operating costs and increase unitholder value are all forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this presentation. Additional factors are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.Important Additional InformationThe Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s Members in connection with matters to be considered at the Company’s Special Meeting of Members (the “Special Meeting”). The Company has filed a definitive proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s Members. MEMBERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAINIMPORTANT INFORMATION. Information regarding the identities of the Company’s directors and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the Special Meeting. Members can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge in the “Investors—2019 Special Meeting Materials” section of the Company’s website at www.lincolnwayenergy.com.  2  SAFE HARBOR

             AGENDA FOR INFORMATIONAL MEETING  Welcome & Introductions –Jeff Taylor, Board ChairLWE Presentation –Jeff Kistner, Interim CFOQ & A session – Board of DirectorsUnit Holder Meeting Adjourn    2

   LWE PRESENTATION AGENDA                              Why Are We HereWhat Led LWE To Call This MeetingLWE’s ObjectivesThe Future  2

       To provide the directors flexibility on board seats.    PROPOSAL 1      To provide the board with authority for board amendments to the Operating Agreement.    PROPOSAL 2      To remove the limitation on the number of units which may be issued without member approval.    PROPOSAL 3      To remove the limitation on any member holding more than 49% of the outstanding units.    PROPOSAL 4      To provide authority for the board to issuenew series or classes of units.    PROPOSAL 5      To provide authority for board to elect to have the Company taxed as a corporation.    PROPOSAL 6      To change this section to conform to new IRS rules on Partnership Audits.    PROPOSAL 7  2  Purpose:Flexibility to Partner,G row & Increase LWE’sValue  Why Are We Here - OriginallyMail Not Delivered In Time

   WHAT LED LWE TO CALL THIS MEETING        ETHANOL INDUSTRY OVERVIEWInputsMarketsOutputs      Management  Board Direction Plant Operations                Money  2  Cash Flow AvailabilityDebt PaymentsDistribution PaymentsTax PaymentsFuture Capital Expenditures

                               DDGS $138  Expenses  $0.40  Nat Gas $3.85  Ethanol Industry EBITDA MatrixCorn Oil $0.24 CBOT Nearby Corn $/bushel    $3.61  $3.65  $3.69  $3.73  $3.77  $3.81  $3.85  $3.89  $3.93  $3.97  $4.01  $4.05  $4.09  $4.13  $4.17  $4.21  $4.25  $1.23  -$0.16  -$0.18  -$0.19  -$0.20  -$0.22  -$0.23  -$0.24  -$0.26  -$0.27  -$0.28  -$0.30  -$0.31  -$0.32  -$0.34  -$0.35  -$0.36  -$0.38  $1.25  -$0.14  -$0.16  -$0.17  -$0.18  -$0.20  -$0.21  -$0.22  -$0.24  -$0.25  -$0.26  -$0.28  -$0.29  -$0.30  -$0.32  -$0.33  -$0.34  -$0.36  $1.27  -$0.12  -$0.14  -$0.15  -$0.16  -$0.18  -$0.19  -$0.20  -$0.22  -$0.23  -$0.24  -$0.26  -$0.27  -$0.28  -$0.30  -$0.31  -$0.32  -$0.34  $1.29  -$0.10  -$0.12  -$0.13  -$0.14  -$0.16  -$0.17  -$0.18  -$0.20  -$0.21  -$0.22  -$0.24  -$0.25  -$0.26  -$0.28  -$0.29  -$0.30  -$0.32  $1.31  -$0.08  -$0.10  -$0.11  -$0.12  -$0.14  -$0.15  -$0.16  -$0.18  -$0.19  -$0.20  -$0.22  -$0.23  -$0.24  -$0.26  -$0.27  -$0.28  -$0.30  $1.33  -$0.06  -$0.08  -$0.09  -$0.10  -$0.12  -$0.13  -$0.14  -$0.16  -$0.17  -$0.18  -$0.20  -$0.21  -$0.22  -$0.24  -$0.25  -$0.26  -$0.28  $1.35  -$0.04  -$0.06  -$0.07  -$0.08  -$0.10  -$0.11  -$0.12  -$0.14  -$0.15  -$0.16  -$0.18  -$0.19  -$0.20  -$0.22  -$0.23  -$0.24  -$0.26  $1.37  -$0.02  -$0.04  -$0.05  -$0.06  -$0.08  -$0.09  -$0.10  -$0.12  -$0.13  -$0.14  -$0.16  -$0.17  -$0.18  -$0.20  -$0.21  -$0.22  -$0.24  $1.39  $0.00  -$0.02  -$0.03  -$0.04  -$0.06  -$0.07  -$0.08  -$0.10  -$0.11  -$0.12  -$0.14  -$0.15  -$0.16  -$0.18  -$0.19  -$0.20  -$0.22  $1.41  $0.02  $0.00  -$0.01  -$0.02  -$0.04  -$0.05  -$0.06  -$0.08  -$0.09  -$0.10  -$0.12  -$0.13  -$0.14  -$0.16  -$0.17  -$0.18  -$0.20  $1.43  $0.04  $0.02  $0.01  $0.00  -$0.02  -$0.03  -$0.04  -$0.06  -$0.07  -$0.08  -$0.10  -$0.11  -$0.12  -$0.14  -$0.15  -$0.16  -$0.18  $1.45  $0.06  $0.04  $0.03  $0.02  $0.00  -$0.01  -$0.02  -$0.04  -$0.05  -$0.06  -$0.08  -$0.09  -$0.10  -$0.12  -$0.13  -$0.14  -$0.16  $1.47  $0.08  $0.06  $0.05  $0.04  $0.02  $0.01  $0.00  -$0.02  -$0.03  -$0.04  -$0.06  -$0.07  -$0.08  -$0.10  -$0.11  -$0.12  -$0.14  $1.49  $0.10  $0.08  $0.07  $0.06  $0.04  $0.03  $0.02  $0.00  -$0.01  -$0.02  -$0.04  -$0.05  -$0.06  -$0.08  -$0.09  -$0.10  -$0.12  $1.51  $0.12  $0.10  $0.09  $0.08  $0.06  $0.05  $0.04  $0.02  $0.01  $0.00  -$0.02  -$0.03  -$0.04  -$0.06  -$0.07  -$0.08  -$0.10  $1.53  $0.14  $0.12  $0.11  $0.10  $0.08  $0.07  $0.06  $0.04  $0.03  $0.02  $0.00  -$0.01  -$0.02  -$0.04  -$0.05  -$0.06  -$0.08  $1.55  $0.16  $0.14  $0.13  $0.12  $0.10  $0.09  $0.08  $0.06  $0.05  $0.04  $0.02  $0.01  $0.00  -$0.02  -$0.03  -$0.04  -$0.06  $1.57  $0.18  $0.16  $0.15  $0.14  $0.12  $0.11  $0.10  $0.08  $0.07  $0.06  $0.04  $0.03  $0.02  $0.00  -$0.01  -$0.02  -$0.04  $1.59  $0.20  $0.18  $0.17  $0.16  $0.14  $0.13  $0.12  $0.10  $0.09  $0.08  $0.06  $0.05  $0.04  $0.02  $0.01  $0.00  -$0.02  $1.61  $0.22  $0.20  $0.19  $0.18  $0.16  $0.15  $0.14  $0.12  $0.11  $0.10  $0.08  $0.07  $0.06  $0.04  $0.03  $0.02  $0.00  $1.63  $0.24  $0.22  $0.21  $0.20  $0.18  $0.17  $0.16  $0.14  $0.13  $0.12  $0.10  $0.09  $0.08  $0.06  $0.05  $0.04  $0.02  Time Period: Oct 2018 to September 2019  Chicago Ethanol $ /gallon                2

   KEY CONCERNS FACED TODAY  8      New Technology      Some Are Unproven Towards:Schedule for Time To CompleteCost UncertaintyActual Production      Supply & Demand Economics      EconomicsGovt Policy and Trade World Demand      Crush Margin(Corn to Ethanol)    Risk Management

IMPACT TO LWE

Working Capital Requirement	Bank Covenant requires $12.5 Million of Cash or Net Liquid Assets Required $5 Million Cash Injection
Capital Spending	Operational Repairs & Production Efficiency Added Production Capacity Value Added Co-Products
Going Concern Statement added to the June 30th Financial Statements per Audit Guidelines	Bank Requires LWE to Remove the "Going Concern" Statement

LINCOLNWAY ENERGY

9

   WHAT IS A “GOING CONCERN STATEMENT”  10  A Generally Accepted Accounting Principle (GAAP),That Gives Doubt to the Ongoing Viability of the Business- Past Financial Results with Current Industry Economic Can’t Support Positive Cash Flow- Lender Covenants Non-Compliance Working Capital – Liquidity TestDebt Service Coverage – Ability to Pay Tangible Net Worth – Solvency

   Balance SheetCurrent Assets $10.4Total Assets $53.7Current Liabilities $28.3Long Term Liabilities $ 0.7Net Worth $24.7  11  Income StatementRevenues $97.3Gross Profit <$ 7.6>Net Income <$15.5>  “GOING CONCERN” CONT.  FY 19 FINANCIAL SUMMARY UNAUDITED  (IN MILLIONS)

       LWE Operating Margins        Renewable Fuels Impact        Dryer & Coal Part Write Off        Bottom Quartile of Peer Group    Small Refiner Waivers Corn Price Increase Over Supply of Ethanol    $5.4 million  12  WHAT LED LWE TO THIS MEETING  GOING CONCERN STATEMENT IN MORE DETAIL

           GOING CONCERN STATEMENT IN MORE DETAILCAPITAL PROJECTS ($44.5 MILLION OVER 5 YEARS)  POSITIVE OPERATIONAL IMPROVEMENT ON CAPITAL  STALLED RETURN ON CAPITAL                        Selective Milling & Fiber Separation  $13,637,745  Grain Bin  $2,105,670  Natural Gas Boiler & RTO  $8,785,280  Fermentation & Other  $4,848,626  Total Positive Return on Capital Expeditures  $29,377,321                      Protein & Other Capital Expenditures  $10,979,899  Dryer Related Capital Expenditures  $4,199,241          Total Stalled Capital Expenditures  $15,179,140  13

                   LWE’S OBJECTIVESINCREASE UNIT HOLDER VALUE  14  Security for LWE’s EmployeesCorn Producers Preferred MarketStrengthen Balance Sheet  BEGIN WITH THE END IN MINDIncrease ProfitsMaximize Cash FlowIncrease Unit Holder Value  PUT FIRST THINGS FIRST

The Future

1. Top Tier Plant Operating Team

2. Viable Business Model to Maximize Profitability

3. Economic Decision-Making Process for:
   - Financial Results
   - Commodity Procurement
   - Market Impact
   - Technology / Production Enhancements
   - Management Accountability
   - Government Influence

Board of Directors are Engaged in Creating:

LINCOLNWAY ENERGY

16  Questions & Answer  Defining the Future That Allows Flexibility to Negotiate the Highest Value Option to LWE Unit Holders.

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